UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2017
Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)
Delaware
(State of incorporation or organization)
 001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 18, 2017, Tyson Foods, Inc. (the “Company”) and Bank of America, N.A. entered into a second amendment of an April 7, 2015 term loan agreement (the “Term Loan Agreement”) under which the Company borrowed a principal amount of $500 million. Among other things, this amendment extends the maturity date of the borrowing from April 7, 2019 to August 18, 2020. Additionally, interest on borrowings under the Term Loan Agreement, as amended by the second amendment, will accrue, at the Company’s option, at an annual rate equal to (a) the Eurocurrency rate plus the applicable spread or (b) the alternate base rate plus the applicable spread, each as described below. The applicable spread will be the percentage described in the following chart that corresponds to the Company’s corporate credit rating (or Term Loan Agreement rating, if available) from S&P, Moody’s or Fitch, as applicable.

Applicable Ratings (S&P, Moody’s and Fitch)	Applicable Rate
	ABR Spread	Eurocurrency Spread
Rating Level 1: ≥ BBB+/Baa1/BBB+	0 bps	75.0 bps
Rating Level 2: BBB/Baa2/BBB	0 bps	80.0 bps
Rating Level 3: BBB-/Baa3/BBB-	12.5 bps	112.5 bps
Rating Level 4: ≤ BB+/Ba1/BB+ or unrated	37.5 bps	137.5 bps

The foregoing description of the second amendment to the Term Loan Agreement is summary in nature and is qualified in its entirety by reference to this amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number
10.1	Amendment No. 2 to Term Loan Agreement, dated as of August 18, 2017, by and between Tyson Foods, Inc., and Bank of America, N.A.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.
Date: August 18, 2017	By:	/s/ R. Read Hudson
	Name:	R. Read Hudson
	Title:	Vice President, Secretary and Associate General Counsel